UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

VISA INC.

(Exact name of registrant as specified in its charter)

Delaware	333-143966	26-0267673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 8999

San Francisco, California 94128-8999

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 932-2100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into Material Definitive Agreement

As described in Item 2.01 of this report, during the period from October 1, 2007 through October 3, 2007, Visa Inc. consummated its restructuring (the “restructuring”) by which Visa Canada Association (“Visa Canada”), Visa U.S.A. Inc. (“Visa U.S.A.”), Visa International Service Association (“Visa International”) and Inovant LLC (“Inovant”) have become direct and indirect subsidiaries of Visa Inc., a Delaware stock corporation. In connection with the restructuring, Visa Inc. entered into the material definitive agreements described below.

The Framework Agreement

As of October 1, 2007, Visa Inc. and Visa Europe Limited (“Visa Europe”) entered into a framework agreement, which governs the relationship between Visa Inc. and Visa Europe after the restructuring, providing for trademark and technology licenses and bilateral services. Visa Inc., Visa U.S.A., Visa International and Inovant, as the licensors, have granted to Visa Europe exclusive, irrevocable and perpetual licenses to use trademarks and technology owned by the licensors and certain affiliates within the field of financial services, payments, related information technology and information processing services and participation in the Visa payments system. Visa Inc. and Visa Europe will provide each other with transitional and ongoing services similar to those services that were provided among Visa International, Visa U.S.A., Inovant, Visa Canada and Visa Europe prior to the restructuring. Visa Inc. incorporates by reference herein the description of the framework agreement that is contained in the proxy statement-prospectus dated September 13, 2007 (the “proxy statement-prospectus”), included as part of Amendment No. 5 to the registration statement on Form S-4/A (File No. 333-143966) filed with the Securities Exchange Commission (“SEC”) on September 13, 2007 and declared effective on September 13, 2007 (the “registration statement”) under the heading “Material Contracts—The Framework Agreement.”

The Put-Call Option Agreement

On October 1, 2007, Visa Inc. and Visa Europe entered into a put-call option agreement under which Visa Europe provided Visa Inc. with a call option to require Visa Europe to cause its members to convey and deliver to Visa Inc. all of the outstanding shares of capital stock of Visa Europe. In addition, Visa Inc. granted Visa Europe a put option to require Visa Inc. to purchase from the Visa Europe members all of the issued shares of capital stock of Visa Europe. Visa Inc. incorporates by reference herein the description of the put-call option agreement that is contained in the proxy statement-prospectus under the heading “Material Contracts—The Put-Call Option Agreement.”

Item 2.01.	Completion of Acquisition or Disposition of Assets

During the period October 1, 2007 through October 3, 2007, Visa Inc. consummated the restructuring pursuant to the Global Restructuring Agreement, dated as of June 15, 2007 and amended and restated as of August 24, 2007, among Visa International, Visa U.S.A., Visa Europe, Visa Canada, Inovant, Inovant, Inc., Visa Europe Services, Inc., Visa International Transition LLC, VI Merger Sub, Inc., Visa USA Merger Sub Inc. and 1734313 Ontario Inc. (the “restructuring agreement”).

As a result of the restructuring through a series of mergers, exchanges and similar transactions, Visa International, Visa U.S.A., Visa Canada and Inovant became direct or indirect subsidiaries of Visa Inc. Visa Inc. issued shares of Visa Inc. common stock to the financial institution members of Visa U.S.A., the financial institution members of the three unincorporated regions of Visa International and the financial institution members of Visa Canada, and to Visa U.S.A., Visa Europe and Visa Europe Services Inc. of a class that corresponds to the applicable Visa region with which each member is affiliated under an allocation method that was agreed upon among the participating members.

Visa Europe remains a separate entity and did not become a subsidiary of Visa Inc. in the restructuring. Visa Europe entered into a series of contractual arrangements, as described in Item 1.01 of this report and incorporated by reference herein, that will govern its relationship with Visa Inc. after the restructuring.

The issuance of Visa Inc.’s securities pursuant to the restructuring was registered under the Securities Act of 1933, as amended, pursuant to the registration statement. The proxy statement-prospectus that forms a part of the registration statement contains additional information about the restructuring and the other transactions contemplated by the restructuring agreement, including information concerning the interest of directors, executive officers and affiliates of Visa Inc.

The foregoing description of the restructuring agreement is qualified in its entirety by reference to the full text of the restructuring agreement, which is filed as Exhibit 2.1 to this report, and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Directors Following the Restructuring

Effective as of immediately prior to the closing of the restructuring on October 1, 2007, pursuant to the restructuring agreement, the Visa Inc. board of directors was increased to 18 directors, seven of which were drawn from Visa’s geographic regions and a majority of which are independent directors who are determined to be “independent” under the rules of the New York Stock Exchange. The regional directors are Peter Hawkins, David I. McKay, Hani Al-Qadi, Johannes (Hans) I. van der Velde, Segismundo Schulin-Zeuthen, Charles T. Doyle and Charles W. Scharf. The independent directors are Thomas Campbell, Gary Coughlan, Mary B. Cranston, Francisco Javier Fernandez-Carbajal, Suzanne Nora Johnson, Robert W. Matschullat, Cathy Elizabeth Minehan, David J. Pang, William Shanahan and John A. Swainson.

Visa Inc. incorporates by reference herein the information about the foregoing directors that is contained in the proxy statement-prospectus under the heading “Management Following the Restructuring—Executive Officers and Directors—Executive Officers and Directors Following the Restructuring.”

These individuals were appointed to the Visa Inc. board of directors to serve in the following classes in accordance with the amended and restated certificate of incorporation of Visa Inc.:

Class I, with a term expiring in 2008:

Hani Al-Qadi Charles T. Doyle

Peter Hawkins

David I. McKay

Charles W. Scharf

Segismundo Schulin-Zeuthen

Johannes I. (Hans) van der Velde

Class II, with a term expiring in 2009:

Joseph W. Saunders

Thomas Campbell

Gary Coughlan

Mary B. Cranston

Francisco Javier Fernandez-Carbajal

Suzanne Nora Johnson

Class III, with a term expiring in 2010:

Robert W. Matschullat

Cathy Elizabeth Minehan

David J. Pang

William Shanahan

John A. Swainson

Effective as of immediately prior to the closing of the restructuring on October 1, 2007, the following directors were appointed to the following committees of the Visa Inc. board of directors:

Audit Committee

Robert W. Matschullat

Gary Coughlan

Cathy Elizabeth Minehan

David J. Pang

John A. Swainson

Nominating/Corporate Governance Committee

Thomas Campbell

Mary B. Cranston

Francisco Javier Fernandez-Carbajal

Suzanne Nora Johnson

William Shanahan

Executive Compensation Committee

William Shanahan

Thomas Campbell

Mary B. Cranston

Francisco Javier Fernandez-Carbajal

Suzanne Nora Johnson

Visa Inc. incorporates by reference herein the description of the related-party transactions between Visa Inc. and the directors who will serve as directors of Visa Inc. that is contained in the proxy statement-prospectus under the heading “Certain Relationships and Related Party Transactions.”

Visa Inc. 2007 Equity Incentive Compensation Plan

In connection with the restructuring, the requisite members of Visa International, Visa U.S.A. and Visa Canada, upon the recommendation of their respective boards of directors, approved the Visa Inc. 2007 Equity Incentive Compensation Plan (the “equity incentive plan”).

The equity incentive plan is intended to promote Visa Inc.’s long-term success and increase stockholder value by attracting, motivating and retaining Visa Inc.’s non-employee directors, officers, employees and consultants and those of Visa Inc.’s subsidiaries and affiliates. To achieve this purpose, the equity incentive plan allows the flexibility to grant or award stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance unit awards, performance share awards, cash-based awards and other stock-based awards to eligible persons.

The equity incentive plan permits Visa Inc. to grant stock-based incentive awards to employees, non-employee directors and consultants covering a total of up to 59,000,000 shares of Visa Inc.’s common stock. No awards have been made under the equity incentive plan.

A more detailed summary of the material features of the equity incentive plan is set forth in the proxy statement-prospectus under the heading “The Visa Inc. 2007 Equity Incentive Compensation Plan.” The summary in the proxy statement-prospectus and the description of the equity incentive plan contained herein are qualified in their entirety by reference to the complete text of the equity incentive plan, which is included as part of the proxy statement-prospectus and filed as Exhibit 10.4 to this report.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with, and effective as of October 1, 2007, Visa Inc. amended and restated its certificate of incorporation and its bylaws in the forms attached as Annexes C and D to the proxy statement-prospectus. Visa Inc. incorporates by reference herein the description of Visa Inc.’s amended and restated certificate of incorporation and bylaws in the proxy statement-prospectus under the heading “Description of Capital Stock of Visa Inc.” and “Comparison of Rights of Members Prior to and After the Restructuring.” Visa Inc.’s amended and restated certificate of incorporation and amended and restated bylaws are filed with this report as Exhibits 3.1 and 3.2, respectively.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired

Each of the consolidated financial statements of Visa International, Visa U.S.A. and Visa Canada as of September 30, 2006 and September 30, 2005 and for the years ended September 30, 2006, 2005 and 2004 and as of June 30, 2007 and June 30, 2006 and for the nine months ended June 30, 2007 and June 30, 2006, are included in the proxy statement-prospectus. Pages F-8 to F-172 of the proxy statement-prospectus containing such consolidated financial statements are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b) Pro forma financial information

The unaudited pro forma condensed combined financial information of Visa Inc. as of June 30, 2007, for the nine months ended June 30, 2007 and for the fiscal year ended September 30, 2007 is included in the proxy statement-prospectus. Pages 111-139 of the proxy statement-prospectus containing such pro forma information are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(c) Exhibits

Exhibit Number	Description of Documents
2.1	Amended and Restated Global Restructuring Agreement, by and among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, Visa Canada Association, Visa Asia Pacific, Visa Latin America (incorporated by reference to Annex A of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

3.1	Amended and Restated Certificate of Incorporation of Visa Inc.

3.2	Amended and Restated Bylaws of Visa Inc.

10.1	Form of Framework Agreement among Visa Inc., Visa Europe Limited, Inovant LLC, Visa International Service Association and Visa U.S.A. Inc. (incorporated by reference to Exhibit 10.17 of Amendment No. 1 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on July 24, 2007.†

10.2	Form of Put-Call Option Agreement by and among Visa Inc. and Visa Europe Limited (incorporated by reference to Annex B of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

10.3	Visa Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Annex K of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

23.1	Consent of KPMG LLP (United States), Independent Registered Public Accounting Firm

23.2	Consent of KPMG LLP (Canada), Independent Accountants

23.3	Consent of KPMG LLP (United States), Independent Registered Public Accounting Firm

Exhibit Number	Description of Documents
99.1	Consolidated Financial Statements of Visa International, Visa U.S.A. and Visa Canada as of September 30, 2006 and September 30, 2005 and for the years ended September 30, 2006, 2005 and 2004, and as of June 30, 2007 and June 30, 2006 and for the nine months ended June 30, 2007 and June 30, 2006

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Visa Inc. as of June 30, 2007, for the nine months ended June 30, 2007, and for the fiscal year ended September 30, 2007

99.3	Press Release of Visa Inc., dated October 3, 2007

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco, State of California, on the 3rd day of October, 2007.

VISA INC.

By:	/s/ Joseph W. Saunders
Name:	Joseph W. Saunders
Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit Number	Description of Documents
2.1	Amended and Restated Global Restructuring Agreement, by and among Visa Inc., Visa International Service Association, Visa U.S.A. Inc., Visa Europe Limited, Visa Canada Association, Visa Asia Pacific, Visa Latin America (incorporated by reference to Annex A of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

3.1	Amended and Restated Certificate of Incorporation of Visa Inc.

3.2	Amended and Restated Bylaws of Visa Inc.

10.1	Form of Framework Agreement among Visa Inc., Visa Europe Limited, Inovant LLC, Visa International Service Association and Visa U.S.A. Inc. (incorporated by reference to Exhibit 10.17 of Amendment No. 1 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on July 24, 2007.†

10.2	Form of Put-Call Option Agreement by and among Visa Inc. and Visa Europe Limited (incorporated by reference to Annex B of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

10.3	Visa Inc. 2007 Equity Incentive Compensation Plan (incorporated by reference to Annex K of Amendment No. 5 to Visa Inc.’s registration statement on Form S-4/A, as filed with the SEC on September 13, 2007)

23.1	Consent of KPMG LLP (United States), Independent Registered Public Accounting Firm

23.2	Consent of KPMG LLP (Canada), Independent Accountants

23.3	Consent of KPMG LLP (United States), Independent Registered Public Accounting Firm

99.1	Consolidated Financial Statements of Visa International, Visa U.S.A. and Visa Canada as of September 30, 2006 and September 30, 2005 and for the years ended September 30, 2006, 2005 and 2004, and as of June 30, 2007 and June 30, 2006 and for the nine months ended June 30, 2007 and June 30, 2006

99.2	Unaudited Pro Forma Condensed Combined Financial Information of Visa Inc. as of June 30, 2007, for the nine months ended June 30, 2007, and for the fiscal year ended September 30, 2007

99.3	Press Release of Visa Inc., dated October 3, 2007

†	Portions of this exhibit have been omitted pursuant to a request for confidential treatment.